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                                                                      Exhibit 24



                       ASCENT ENTERTAINMENT GROUP, INC.

                              POWERS OF ATTORNEY


          Each of the undersigned hereby appoints Charles Lyons, President and Chief Executive Officer, Wesley D. Minami, Vice President, Chief Financial Officer and Treasurer, Arthur M. Aaron, Vice President, Business & Legal Affairs and Secretary, and David B. Ehrlich, Assistant General Counsel, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement on Form S-8 relating to the registration of 1,500,000 shares of the Company's Common Stock for issuance pursuant to Ascent Entertainment Group, Inc.'s 1995 Key Employee Stock Plan, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                              (1)   Principal executive officer



Date:  July 24, 1996                    /s/ Charles Lyons
                                    -----------------------------
                                    (Charles Lyons, President
                                     and Chief Executive Officer)



                              (2)  Principal financial officer



Date:  July 24, 1996                    /s/ Wesley D. Minami
                                    -----------------------------
                                    (Wesley D. Minami,
                                     Chief Financial Officer)



                              (3)   Principal accounting officer



Date:  July 24, 1996                    /s/ David A. Holden
                                    -----------------------------
                                    (David A. Holden, Controller)

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                              (4)   Board of Directors



Date:  July 24, 1996                    /s/ Charles Lyons
                                    -----------------------------
                                    (Charles Lyons, Director)



Date:  July 24, 1996                    /s/ C. J. Silas
                                    -----------------------------
                                    (C. J. Silas, Chairman of the
                                     Board and Director)



Date:  July 24, 1996                    /s/ Edwin I. Colodny
                                    -----------------------------
                                    (Edwin I. Colodny, Director)



Date:  July 24, 1996                    /s/ Charles M. Neinas
                                    -----------------------------
                                    (Charles M. Neinas, Director)



Date:  July 24, 1996                    /s/ Robert G. Schwartz
                                    ------------------------------
                                    (Robert G. Schwartz, Director)



Date:  July 24, 1996                    /s/ Robert M. Kavner
                                    -----------------------------
                                    (Robert M. Kavner, Director)